Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Limited Duration Government Income Fund

11|30|05

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Limited Duration Government Income Fund

11| 30| 05 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	31
Financial statements	32
Federal tax information	65
About the Trustees	66
Officers	72

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the course of 2005, U.S. and global economies proved resilient in the face of some emerging challenges. Higher energy prices, mounting inflationary pressures, and damage caused by an unusually active hurricane season appeared at times to pose a risk to corporate earnings, raising investors’ concerns. The Federal Reserve Board’s program of interest-rate increases remained in effect throughout the year, as well. Nevertheless, in recent months the financial markets have demonstrated trends consistent with an expanding economy -- relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, our teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued increases in interest rates in 2006.

In our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. Also, in keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 26 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds throughout 2005 and wish you a happy and prosperous 2006.

Putnam Limited Duration Government Income Fund: investing in government and mortgage-backed securities

The U.S. government raises capital through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries). U.S. Treasuries are considered a safe investment because they are backed by the full faith and credit of the federal government. For this very reason, however, Treasuries also tend to generate relatively low returns. In addition, they are not readily available to individual investors.

Putnam Limited Duration Government Income Fund is a convenient way for individuals to take advantage of the quality and relative stability of U.S. Treasuries while pursuing a higher level of income than would generally be available from Treasuries alone. The fund also invests in mortgage-backed securities (MBSs). MBSs represent a stake in the principal from and interest paid on a collection of mortgages. Most MBSs are created when government agencies, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that agencies sell to financial entities, such as your fund. Because MBSs other than Ginnie Maes are not guaranteed directly by the U.S. government, and therefore carry a higher degree of risk than Treasury bonds, they also offer opportunities for higher returns.

By investing in high-quality Treasuries and MBSs as well as by limiting the fund's duration, your fund’s management team seeks to maintain a relatively low risk profile. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter- or limited-

Government bonds with limited durations have historically been less volatile than stocks.

duration portfolio may help protect principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall.

Putnam Limited Duration Government Income Fund pursues its income and capital preservation objectives by employing multiple income-generating strategies across government bond security types, and by carefully managing risks such as interest-rate risk.

Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

The ABCs of MBSs

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association): Fannie Mae is a public company established by the U.S. government in 1938 to help make mortgage funds available to buyers. Fannie Mae does business with primary mortgage lenders (savings and loans, commercial banks, credit unions, and housing finance agencies).

Freddie Mac (Federal Home Loan Mortgage Corporation): Freddie Mac is another public company chartered by Congress to increase the funds available to mortgage financiers. Freddie Mac buys mortgages from primary lenders and develops MBSs that offer a guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose mortgage securities are backed by the full faith and credit of the U.S. government.

Putnam Limited Duration Government Income Fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital by allocating its assets among intermediate-maturity U.S. Treasuries, mortgage-backed securities, and other U.S. government agency securities. The fund may be appropriate for investors seeking high current income.

Highlights

• During its most recent fiscal year ended November 30, 2005, Putnam Limited Duration Government Income Fund’s class A shares had a total return of 0.45% without      sales charges.

• The fund’s primary benchmark, the Lehman Intermediate Government Bond Index, returned 1.62% .

• The average return for the fund’s Lipper category, Short-Intermediate U.S. Government Funds, was 0.99% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 11/30/05

Since the fund’s inception (2/16/93), average annual return is 4.85% at NAV and 4.57% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	4.74%	4.38%	58.84%	53.53%

5 years	3.87	3.20	20.93	17.08

3 years	1.48	0.39	4.49	1.17

1 year	0.45	–2.76	0.45	–2.76

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

Class A shares of your fund earned a modestly positive return at net asset value (NAV, or without sales charges) for the period, reflecting a generally favorable environment. Bond markets showed surprising resilience in the face of a solidly growing economy, continued increases in the federal funds rate by the Federal Reserve Board (the Fed), and inflationary pressures. However, the fund’s performance lagged that of its benchmark. A key reason for this was the fund’s duration stance, which we continued to keep conservatively short to protect against potential loss of principal in the event of rising interest rates. Duration is a measure of sensitivity to interest-rate changes; the shorter its duration, the less sensitive the portfolio is to changes in interest rates. However, during the course of the period long-term rates declined and long-term bond prices rose. (Bond prices move in the opposite direction of interest rates.) The benchmark contained relatively more long-term securities than the fund’s portfolio and consequently strengthened to a greater degree. Our duration positioning also contributed to the fund’s underperformance of the average for its Lipper peer group; another factor was our underestimation of the strength of the demand –primarily from Asia – for intermediate-term U.S. government securities.

Market overview

Over the 12-month period covered by this report, the U.S. economy continued to perform well. The housing market has generally been strong and corporations have benefited from reduced debt levels and stronger balance sheets. In a straightforward and almost predictable fashion, the Fed continued to raise short-term interest rates in gradual increments throughout the period. These actions extended the cycle of monetary tightening the central bank initiated in June 2004 in its effort to slow the pace of economic growth and restrain potential inflation. Longer-term rates, however, were another story. Contrary to the predictions of most analysts, these rates fell in the period’s first months and were within half a percentage point of short-term rates by the close of the period.

We believe there are two important reasons why long-term interest rates have remained stubbornly low. First, there has been strong demand for U.S. government bonds from Asia, due primarily to large purchases by China and Taiwan in an effort to keep the Chinese yuan pegged to the U.S. dollar. (This helps to maintain low prices for Chinese exports within the United States.) The second reason is the declining health of defined benefit pension plans in the United States. These plans have relied for many years on high long-term interest rates, and the current lower rates have not allowed them to earn enough interest to fund their liabilities. Now, legislative pressure is building to force corporations to tie the financial health of their balance sheets more closely to their pension responsibilities. In reaction, corporations are hedging their pension obligations by buying long-term instruments in large quantities, which has exerted strong downward pressure on intermediate- and long-term interest rates.

Amid mixed interest-rate trends --shorter-term rates rose even as longer-term rates fell -- most bond market indexes posted gains for the period.

Strategy overview

We make two key strategic decisions in managing your fund. The first is to

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 11/30/05.

Bonds

Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. Treasury and agency securities)	1.62%

Lehman Aggregate Bond Index (broad bond market)	2.40%

Lehman Municipal Bond Index (tax-exempt bonds)	3.90%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.74%

Equities

S&P 500 Index (broad stock market)	8.44%

Russell 1000 Index (large-company stocks)	9.96%

MSCI EAFE Index (international stocks)	13.25%

estimate the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, and market sentiment. Based on these estimates, we then strive to position the portfolio to benefit from expected changes in interest rates and in the shape of the yield curve. The yield curve is a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity.

Our second major decision is to allocate portfolio holdings by market sector. We assess the relative attractiveness not only of sectors included in the benchmark (U.S. Treasuries and agencies) but also of those that are not in the benchmark but that are allowable investments within fund guidelines (for example, mortgage-backed securities (MBSs)).

In addition, we make several strategic decisions related specifically to MBSs. We evaluate the relative appeal of pass-through securities issued by the Government National Mortgage Association (known as Ginnie Maes), the Federal National Mortgage Association (Fannie Maes), and the Federal Home Loan Mortgage Corporation (Freddie Macs). We also consider the maturity (e.g., 30-year, 15-year, or adjustable-rate), coupon level (e.g., 5.5%, 6.5%, 7%), and seasoning (length of time in the market) of these securities in order to determine what we believe are the best risk/return trade-offs for the portfolio.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. A portion of the short-term investments reflects amounts used to settle TBA purchase commitments.

Your fund’s holdings

In keeping with its objective of capital preservation, the fund maintained a duration profile that was shorter than that of the benchmark throughout the period. As mentioned earlier in this report, this conservative positioning detracted from the fund’s return versus its benchmark, since longer-term interest rates fell during the period.

In terms of sector allocations, the fund’s holdings in Treasury securities benefited performance. However, the fund was underweighted in agency securities during the period, reflecting our belief that securities offering comparable risk/reward profiles could be obtained in the mortgage-backed securities (MBS) market at more attractive prices. This underweight positioning proved detrimental to performance as intense demand from Asian investors drove agency bond prices higher. We still believe that over the long term, MBSs offer better relative value than agencies. Another, longer-term reason for preferring MBSs over agencies is that foreign central banks are gradually expanding their investment universe beyond Treasuries and agencies to MBSs as they become more knowledgeable about the different types of U.S. government securities. This trend could lead to increased demand for these securities and, in turn, higher prices.

In terms of issuers, we continued to prefer Fannie Mae securities over Ginnie Maes and Freddie Macs during the

Comparison of the fund's maturity and duration

This chart compares changes in the fund’s duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings’ maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.

period, a strategy that slightly aided returns. In our view, Ginnie Maes have tended to be overpriced due to robust demand from Asian banks and constricted supply. The market for Fannie Maes continues to be larger and more liquid than those for Ginnie Maes and Freddie Macs, facilitating transactions.

The portfolio’s emphasis on longer-maturity securities (specifically, 30-year versus 15-year securities) had a neutral effect on performance. We also continued to favor older, more seasoned securities, a positioning that was especially beneficial within our interest-only mortgage-backed holdings. In our opinion, only recently has the market price for seasoned MBSs begun to reflect their relative lack of volatility and lower prepayment risk.

During the 12-month period, the portfolio was weighted toward premium-coupon MBSs. These securities underperformed for the period, whereas current-coupon mortgages, in which the fund had an underweight position, performed strongly. (Premium-coupon MBSs have coupons higher than current market rates whereas current-coupon MBSs, as their name indicates, reflect current rates.) Typically we emphasize premium-coupon MBSs because they are generally less expensive and carry a shorter duration (i.e., they are less sensitive to interest-rate changes) than current-coupon securities. At one point during the period, a large bank purchased $100 billion of current-coupon MBSs, causing an almost unprecedented supply squeeze and pushing the prices of current-coupon securities up sharply. In addition, Fannie Mae began selling premium-coupon MBSs in large quantities to shrink its balance sheet and reduce its overall risk exposure. Both of these events took the market by surprise and caused premium-coupon MBSs to underperform for the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period discussed, are subject to review in accordance with the fund’s investment strategy, and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

In three previous periods going back to 1989, the yield curve (reflecting the “spread” or difference between long- and short-term rates) was close to flat. In each instance, the market correctly predicted that interest-rate levels would decline. Given today’s low interest-rate levels, however, we believe it is prudent to continue our efforts to protect the fund from rising interest rates -- that is, to maintain a short duration profile. In our view, long- and short-term interest rates remain more likely to rise than to fall at some point in the coming year.

With regard to sectors, we will continue to emphasize MBSs over agencies. It is our view that select mortgage-backed securities still offer value. Among the major issuers, we continue to favor Fannie Mae over Ginnie Mae and Freddie Mac. We also maintain a preference for longer-maturity instruments, whose higher yields support their prices while enhancing fund income, and for more seasoned securities, as they are less exposed to prepayment risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended November 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(2/16/93)		(2/16/93)		(7/26/99)		(4/3/95)		(12/1/03)	(10/1/97)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	4.85%	4.57%	4.23%	4.23%	4.02%	4.02%	4.71%	4.55%	4.59%	5.00%

10 years	58.84	53.53	49.80	49.80	46.63	46.63	56.59	53.47	55.09	61.84
Annual average	4.74	4.38	4.12	4.12	3.90	3.90	4.59	4.38	4.49	4.93

5 years	20.93	17.08	17.28	17.28	16.43	16.43	19.93	17.55	19.36	22.19
Annual average	3.87	3.20	3.24	3.24	3.09	3.09	3.70	3.29	3.60	4.09

3 years	4.49	1.17	2.63	0.68	2.16	2.16	4.23	2.04	3.66	5.32
Annual average	1.48	0.39	0.87	0.23	0.72	0.72	1.39	0.68	1.21	1.74

1 year	0.45	–2.76	–0.16	–3.08	–0.31	–1.28	0.28	–1.79	0.20	0.68

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.25% and 2.00%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,675 after sales charge) Cumulative total return from 11/30/95 to 11/30/05

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,980 and $14,663, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $15,659 ($15,347 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,509 and $16,184, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 11/30/05

	Lehman	Lipper Short-
	Intermediate	Intermediate
	Government	U.S. Government Funds
	Bond Index	category average*

Annual average
(life of fund)	5.58%	4.90%

10 years	71.45	58.62
Annual average	5.54	4.71

5 years	27.98	22.10
Annual average	5.06	4.07

3 years	7.75	5.33
Annual average	2.52	1.74

1 year	1.62	0.99

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 11/30/05, there were 78, 68, 66, and 46 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 11/30/05

	Class A		Class B	Class C	Class M		Class R	Class Y

Distributions
(number)	12		12	12	12		12	12

Income	$0.119854		$0.089167	$0.081655	$0.112121		$0.107092	$0.132577

Capital gains

Long-term	--		--	--	--		--	--

Short-term	$0.043000		$0.043000	$0.043000	$0.043000		$0.043000	$0.043000

Total	$0.162854		$0.132167	$0.124655	$0.155121		$0.150092	$0.175577

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
11/30/04	$5.16	$5.33	$5.17	$5.16	$5.18	$5.29	$5.16	$5.15

11/30/05	5.02	5.19	5.03	5.02	5.04	5.14	5.02	5.01

Current yield

(end of period)
Current
dividend rate[1]	3.18%	3.08%	2.57%	2.43%	3.02%	2.96%	2.93%	3.44%

Current 30-day
SEC yield
(with expense
limitation)[2,3]	3.87	3.74	3.27	3.12	3.72	3.65	3.62	4.12

Current 30-day
SEC yield
(without
expense
limitation)[2]	3.87	3.74	3.27	3.12	3.72	3.65	3.62	4.12

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

3 For a portion of the period, this fund limited expenses, without which yields would have been lower.

Fund performance for most recent calendar quarter Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(2/16/93)		(2/16/93)		(7/26/99)		(4/3/95)		(12/1/03)	(10/1/97)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	4.86%	4.59%	4.24%	4.24%	4.03%	4.03%	4.72%	4.56%	4.61%	5.01%

10 years	57.64	52.40	48.65	48.65	45.75	45.75	55.40	52.34	53.91	60.66
Annual average	4.66	4.30	4.04	4.04	3.84	3.84	4.51	4.30	4.41	4.86

5 years	20.13	16.12	16.53	16.53	15.43	15.43	19.16	16.77	18.56	21.39
Annual average	3.74	3.03	3.11	3.11	2.91	2.91	3.57	3.15	3.46	3.95

3 years	3.85	0.39	1.98	0.05	1.54	1.54	3.38	1.24	3.21	4.66
Annual average	1.27	0.13	0.66	0.02	0.51	0.51	1.11	0.41	1.06	1.53

1 year	0.41	–2.80	–0.18	–3.11	–0.34	–1.32	0.27	–1.82	0.18	0.67

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Limited Duration Government Income Fund from June 1, 2005, to November 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.19	$ 8.18	$ 8.92	$ 5.94	$ 6.44	$ 3.95

Ending value (after expenses)	$992.00	$989.00	$988.20	$991.20	$990.70	$993.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2005, use the calculation method below. To find the value of your investment on June 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 06/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.27	$ 8.29	$ 9.05	$ 6.02	$ 6.53	$ 4.00

Ending value (after expenses)	$1,019.85	$1,016.85	$1,016.09	$1,019.10	$1,018.60	$1,021.11

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

		Class A	Class B	Class C	Class M	Class R	Class Y
	Your fund's annualized
	expense ratio†	1.04%	1.64%	1.79%	1.19%	1.29%	0.79%

	Average annualized expense
	ratio for Lipper peer group‡	1.05%	1.65%	1.80%	1.20%	1.30%	0.80%

†	For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

  Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Limited Duration
Government Income Fund	389%*	263%	509%†	539%†	224%†

Lipper Short-Intermediate
U.S. Government Funds
category average	165%	147%	173%	154%	160%

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain transactions executed in connection with a short-term trading strategy.

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on November 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results.  Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader of the fund. Rob Bloemker and Daniel Choquette are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Kevin Cronin	2005	•

Portfolio Leader	2004	•

Rob Bloemker	2005			•

Portfolio Member	2004	•

Daniel Choquette	2005	•

Portfolio Member	N/A

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 11/30/04.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $370,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of The George Putnam Fund of Boston and Putnam Equity Income Fund.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam American Government Income Fund and Putnam U.S. Government Income Trust.

Kevin Cronin, Rob Bloemker, and Daniel Choquette may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended November 30, 2005, Portfolio Member Daniel Choquette joined your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	•

Chief Technology Officer	2004	•

Joshua Brooks	2005	•

Deputy Head of Investments	N/A

William Connolly	2005	•

Head of Retail Management	N/A

Kevin Cronin	2005	•

Head of Investments	2004	•

Charles Haldeman, Jr.	2005			•

President and CEO	2004			•

Amrit Kanwal	2005	•

Chief Financial Officer	2004	•

Steven Krichmar	2005	•

Chief of Operations	2004	•

Francis McNamara, III	2005		•

General Counsel	2004		•

Richard Robie, III	2005	•

Chief Administrative Officer	2004	•

Edward Shadek	2005	•

Deputy Head of Investments	N/A

Sandra Whiston	2005	•

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 11/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Treasury and agency securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

• That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

• Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

• Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 42nd percentile in management fees and in the 50th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

• Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

24th	47th	50th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Limited Duration Government Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Limited Duration Government Income Fund, including the fund’s portfolio, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Limited Duration Government Income Fund as November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 10, 2006

The fund’s portfolio 11/30/05

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (31.9%)*

	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.3%)
Government National Mortgage Association
Adjustable Rate Mortgages
4 3/4s, July 20, 2026	$80,228	$80,822
4 1/2s, August 20, 2034	11,779,177	11,652,898
Government National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from December 15, 2023
to March 15, 2032	1,319,635	1,396,941
7s, with due dates from July 15, 2029 to May 15, 2032	223,193	234,840
		13,365,501

U.S. Government Agency Mortgage Obligations (29.6%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from April 1, 2016 to December 1, 2017	34,946	36,543
5 1/2s, October 1, 2018	829,338	833,777
Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from October 1, 2022
to November 1, 2030	273,116	287,441
7s, with due dates from June 1, 2032 to April 1, 2035	1,929,019	2,014,418
7s, with due dates from September 1, 2007 to January 1, 2015	582,952	599,174
7s, TBA, December 1, 2035	5,000,000	5,216,406
6 1/2s, with due dates from May 1, 2024 to October 1, 2034	13,982,171	14,336,109
6 1/2s, with due dates from February 1, 2014
to February 1, 2017	1,410,873	1,454,675
6s, with due dates from March 1, 2014 to October 1, 2016	620,714	633,690
5 1/2s, with due dates from February 1, 2035
to December 1, 2035	140,172,533	138,080,895
5 1/2s, with due dates from January 1, 2009 to October 1, 2019	1,362,911	1,370,269
5 1/2s, TBA, December 1, 2035	4,900,000	4,824,203
5s, May 1, 2019	290,537	286,599
4 1/2s, August 1, 2020	235,474	227,656
4 1/2s, TBA, December 1, 2020	2,800,000	2,706,375
4s, with due dates from June 1, 2019 to October 1, 2020	1,879,488	1,782,300
		174,690,530

Total U.S. government and agency mortgage obligations (cost $190,847,169)		$188,056,031

U.S. GOVERNMENT AGENCY OBLIGATIONS (7.2%)*

	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$ 9,600,000	$9,381,426
Freddie Mac
6 7/8s, September 15, 2010	6,752,000	7,341,495
6 5/8s, September 15, 2009	23,980,000	25,500,025

Total U.S. government agency obligations (cost $43,296,030)		$42,222,946

U.S. TREASURY OBLIGATIONS (28.4%)*

	Principal amount	Value

U.S. Treasury Notes
4 1/4s, August 15, 2014	$ 1,300,000	$1,274,203
4 1/4s, August 15, 2013	53,596,000	52,716,693
4s, February 15, 2014	25,000,000	24,109,375
3 1/4s, August 15, 2008	92,000,000	89,326,250

Total U.S. treasury obligations (cost $171,540,592)		$167,426,521

COLLATERALIZED MORTGAGE OBLIGATIONS (29.1%)*

	Principal amount	Value

Fannie Mae
IFB Ser. 03-130, Class SJ, 11.225s, 2034	$ 216,758	$229,719
IFB Ser. 05-99, Class SA, 10.523s, 2035	659,000	679,292
IFB Ser. 05-106, Class US, 9.9s, 2035	1,371,000	1,440,673
IFB Ser. 05-104, Class SD, 9.9s, 2033	870,000	882,608
IFB Ser. 05-110, Class PS, 9.79s, 2035	340,000	345,950
Ser. 03-W6, Class PT1, 9.509s, 2042	2,382,648	2,554,082
IFB Ser. 05-74, Class CP, 9.373s, 2035	1,130,185	1,186,057
IFB Ser. 05-76, Class SA, 9.373s, 2034	798,754	822,367
IFB Ser. 05-74, Class DM, 9.006s, 2035	1,291,386	1,332,061
FRB Ser. 05-115, Class NQ, 8.813s, 2035	319,000	315,586
IFB Ser. 05-74, Class CS, 8.487s, 2035	1,288,586	1,329,697
Ser. 00-42, Class B2, 8s, 2030	32,860	35,370
Ser. 00-17, Class PA, 8s, 2030	157,870	169,869
Ser. 00-18, Class PA, 8s, 2030	151,441	162,926
Ser. 00-19, Class PA, 8s, 2030	153,432	165,065
Ser. 00-20, Class PA, 8s, 2030	87,123	93,820
Ser. 00-21, Class PA, 8s, 2030	260,403	280,289
Ser. 00-22, Class PA, 8s, 2030	192,135	206,691
Ser. 97-37, Class PB, 8s, 2027	443,958	479,378
Ser. 97-13, Class TA, 8s, 2027	64,727	69,919
Ser. 97-21, Class PA, 8s, 2027	261,145	281,766
Ser. 97-22, Class PA, 8s, 2027	502,216	542,193
Ser. 97-16, Class PE, 8s, 2027	172,148	185,826
Ser. 97-25, Class PB, 8s, 2027	169,151	182,518
Ser. 95-12, Class PD, 8s, 2025	102,777	110,819
Ser. 95-5, Class A, 8s, 2025	124,183	134,131
Ser. 95-5, Class TA, 8s, 2025	31,145	33,721
Ser. 95-6, Class A, 8s, 2025	79,456	85,816

COLLATERALIZED MORTGAGE OBLIGATIONS (29.1%)* continued

	Principal amount	Value

Fannie Mae continued
Ser. 95-7, Class A, 8s, 2025	$106,911	$115,530
Ser. 94-106, Class PA, 8s, 2024	161,481	174,526
Ser. 94-95, Class A, 8s, 2024	250,475	270,865
Ser. 05-W3, Class 1A, 7 1/2s, 2045	2,196,464	2,319,679
Ser. 04-W8, Class 3A, 7 1/2s, 2044	3,389,821	3,573,861
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	691,877	729,118
Ser. 04-W2, Class 5A, 7 1/2s, 2044	714,280	753,007
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	1,884,344	1,985,268
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	405,163	426,776
Ser. 03-W1, Class 2A, 7 1/2s, 2042	961,221	1,007,317
Ser. 03-W4, Class 4A, 7 1/2s, 2042	595,142	624,090
Ser. 02-T18, Class A4, 7 1/2s, 2042	1,150,947	1,210,013
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	3,201,751	3,365,581
Ser. 02-T16, Class A3, 7 1/2s, 2042	6,571,718	6,906,565
Ser. 02-T19, Class A3, 7 1/2s, 2042	1,324,141	1,391,914
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	600,791	631,771
Ser. 02-W4, Class A5, 7 1/2s, 2042	2,915,144	3,060,679
Ser. 02-W1, Class 2A, 7 1/2s, 2042	80,964	84,638
Ser. 02-14, Class A2, 7 1/2s, 2042	313,549	329,039
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,868,523	1,957,428
Ser. 02-T4, Class A3, 7 1/2s, 2041	1,289,536	1,351,223
Ser. 02-T6, Class A2, 7 1/2s, 2041	457,300	478,611
Ser. 01-T12, Class A2, 7 1/2s, 2041	3,176,649	3,328,973
Ser. 01-T8, Class A1, 7 1/2s, 2041	507,850	531,243
Ser. 01-T7, Class A1, 7 1/2s, 2041	3,151,474	3,294,164
Ser. 01-T3, Class A1, 7 1/2s, 2040	11,630	12,162
Ser. 99-T2, Class A1, 7 1/2s, 2039	171,430	180,281
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	1,585,880	1,663,918
Ser. 02-T1, Class A3, 7 1/2s, 2031	2,250,961	2,360,307
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,070,531	1,119,002
Ser. 02-W7, Class A5, 7 1/2s, 2029	320,354	336,563
Ser. 02-W3, Class A5, 7 1/2s, 2028	310,796	326,150
IFB Ser. 05-95, Class CP, 7.426s, 2035	109,658	111,113
Ser. 02-26, Class A1, 7s, 2048	1,355,975	1,405,659
Ser. 04-W12, Class 1A3, 7s, 2044	964,155	1,003,750
Ser. 04-T3, Class 1A3, 7s, 2044	1,665,244	1,732,861
Ser. 04-T2, Class 1A3, 7s, 2043	540,053	561,984
Ser. 03-W8, Class 2A, 7s, 2042	5,620,629	5,840,690
Ser. 03-W3, Class 1A2, 7s, 2042	531,135	551,598
Ser. 02-T16, Class A2, 7s, 2042	3,720,905	3,863,143
Ser. 02-T19, Class A2, 7s, 2042	2,643,982	2,746,698
Ser. 01-T10, Class A1, 7s, 2041	1,043,071	1,080,369
Ser. 02-T4, Class A2, 7s, 2041	2,562,589	2,655,245
Ser. 04-W1, Class 2A2, 7s, 2033	3,874,489	4,030,333
IFB Ser. 05-83, Class QP, 6.49s, 2034	415,917	396,606
IFB Ser. 05-66, Class PS, 6.391s, 2035	806,877	755,801
IFB Ser. 05-59, Class NQ, 6.391s, 2035	1,020,582	961,261
IFB Ser. 05-93, Class AS, 6.391s, 2034	289,312	270,959
IFB Ser. 05-57, Class MN, 6.21s, 2035	936,325	917,468

COLLATERALIZED MORTGAGE OBLIGATIONS (29.1%)* continued

	Principal amount	Value

Fannie Mae continued
Ser. 364, Class 10, Interest Only (IO), 5 1/2s, 2035	$4,239,000	$996,392
Ser. 350, Class 2, IO, 5 1/2s, 2034	6,608,975	1,556,990
Ser. 329, Class 2, IO, 5 1/2s, 2033	845,531	198,004
Ser. 03-45, Class PI, IO, 5 1/2s, 2029	943,283	104,351
Ser. 05-114, Class PS, 5s, 2035	308,000	307,230
IFB Ser. 03-66, Class SA, IO, 3.456s, 2033	1,408,550	108,881
IFB Ser. 03-48, Class S, IO, 3.356s, 2033	637,339	49,776
IFB Ser. 04-51, Class S0, IO, 2.856s, 2034	362,110	20,708
IFB Ser. 05-65, Class KI, IO, 2.806s, 2035	14,743,470	916,092
IFB Ser. 05-105, Class S, IO, 2.72s, 2035	1,007,000	56,329
IFB Ser. 05-104, Class NI, IO, 2.7s, 2035	1,173,000	94,899
IFB Ser. 05-72, Class WS, IO, 2.556s, 2035	1,000,807	71,257
IFB Ser. 05-82, Class SW, IO, 2.536s, 2035	5,454,362	285,502
IFB Ser. 05-82, Class SY, IO, 2.536s, 2035	6,939,972	363,264
IFB Ser. 05-45, Class EW, IO, 2.526s, 2035	10,587,464	577,353
IFB Ser. 05-47, Class SW, IO, 2.526s, 2035	3,622,570	188,487
IFB Ser. 05-95, Class CI, IO, 2.506s, 2035	1,440,073	96,235
IFB Ser. 05-84, Class SG, IO, 2.506s, 2035	2,565,689	180,148
IFB Ser. 05-87, Class SG, IO, 2.506s, 2035	3,353,571	198,070
IFB Ser. 05-89, Class S, IO, 2.506s, 2035	9,845,002	513,786
IFB Ser. 05-69, Class AS, IO, 2.506s, 2035	700,873	43,914
IFB Ser. 04-92, Class S, IO, 2.506s, 2034	2,066,478	129,568
IFB Ser. 05-83, Class QI, IO, 2.496s, 2035	349,214	25,500
IFB Ser. 05-92, Class SC, IO, 2.486s, 2035	3,426,172	217,905
IFB Ser. 05-83, Class SL, IO, 2.476s, 2035	6,942,504	392,048
IFB Ser. 05-95, Class OI, IO, 2.396s, 2035	193,713	14,349
IFB Ser. 03-124, Class ST, IO, 2.306s, 2034	1,030,690	48,339
IFB Ser. 03-112, Class SA, IO, 2.306s, 2028	1,348,959	53,086
Ser. 05-113, Class DI, IO, 2s, 2035	10,049,000	621,782
IFB Ser. 05-67, Class BS, IO, 1.956s, 2035	1,779,367	85,076
IFB Ser. 05-73, Class ST, IO, 1.936s, 2035	816,882	34,462
IFB Ser. 05-74, Class SE, IO, 1.906s, 2035	7,018,917	255,214
IFB Ser. 05-82, Class SI, IO, 1.906s, 2035	5,851,345	216,683
IFB Ser. 05-74, Class NI, IO, 1.886s, 2035	5,779,372	269,364
IFB Ser. 05-87, Class SE, IO, 1.856s, 2035	13,342,609	514,942
IFB Ser. 04-54, Class SW, IO, 1.806s, 2033	813,569	26,460
Ser. 05-113, Class DO, Principal Only (PO), zero %, 2035	1,545,000	1,243,725
Ser. 361, Class 1, PO, zero %, 2035	1,829,638	1,417,021
Ser. 05-65, Class KO, PO, zero %, 2035	442,490	362,872
Ser. 352, Class 1, PO, zero %, 2034	4,790,853	3,559,579
Ser. 353, Class 1, PO, zero %, 2034	997,510	716,653
Ser. 342, Class 1, PO, zero %, 2033	549,382	423,354
Ser. 02-82, Class TO, PO, zero %, 2032	895,000	701,054
Ser. 05-38, PO, zero %, 2031	130,000	92,138
FRB Ser. 05-79, Class FE, zero %, 2035	570,127	618,533
FRB Ser. 05-45, Class FG, zero %, 2035	395,562	421,936
FRB Ser. 05-81, Class DF, zero %, 2033	170,084	182,466

COLLATERALIZED MORTGAGE OBLIGATIONS (29.1%)* continued

	Principal amount	Value

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	$3,198,702	$3,374,686
Ser. T-58, Class 4A, 7 1/2s, 2043	846,802	888,810
Ser. T-42, Class A5, 7 1/2s, 2042	451,983	474,150
Ser. T-41, Class 3A, 7 1/2s, 2032	731,529	766,170
Ser. T-60, Class 1A2, 7s, 2044	1,069,883	1,112,377
Ser. T-59, Class 1A2, 7s, 2043	2,265,842	2,359,234
Ser. T-55, Class 1A2, 7s, 2043	1,347,685	1,392,624
Freddie Mac
IFB Ser. 2963, Class SV, 12.14s, 2034	269,000	300,145
IFB Ser. 3066, Class PS, 9.9s, 2035	1,383,000	1,433,620
IFB Ser. 3067, Class SA, 9.717s, 2035	795,000	795,986
IFB Ser. 3028, Class SM, 9.662s, 2035	1,029,571	1,074,027
IFB Ser. 3064, Class PS, 9.203s, 2035	613,000	616,448
IFB Ser. 2979, Class AS, 9.185s, 2034	235,229	238,610
IFB Ser. 3072, Class SA, 9.13s, 2035	202,000	198,591
IFB Ser. 3051, Class PS, 9.075s, 2035	283,327	282,928
IFB Ser. 3012, Class GP, 6.765s, 2035	621,124	608,407
IFB Ser. 3072, Class SM, 8.754s, 2035	319,000	309,330
IFB Ser. 3072, Class SB, 8.653s, 2035	301,000	290,136
IFB Ser. 2996, Class SA, 8.484s, 2035	456,582	443,883
IFB Ser. 3065, Class DC, 8.04s, 2035	792,000	756,644
Ser. 2229, Class PD, 7 1/2s, 2030	179,046	190,013
Ser. 2224, Class PD, 7 1/2s, 2030	184,091	195,366
Ser. 2217, Class PD, 7 1/2s, 2030	187,596	199,086
Ser. 2187, Class PH, 7 1/2s, 2029	415,197	440,628
Ser. 1989, Class C, 7 1/2s, 2027	61,800	65,585
Ser. 1990, Class D, 7 1/2s, 2027	169,375	179,750
Ser. 1969, Class PF, 7 1/2s, 2027	147,089	156,098
Ser. 1975, Class E, 7 1/2s, 2027	39,261	41,666
Ser. 1943, Class M, 7 1/2s, 2027	91,037	96,613
Ser. 1932, Class E, 7 1/2s, 2027	128,262	136,118
Ser. 1938, Class E, 7 1/2s, 2027	53,553	56,833
Ser. 1941, Class E, 7 1/2s, 2027	42,659	45,272
Ser. 1924, Class H, 7 1/2s, 2027	140,247	148,837
Ser. 1928, Class D, 7 1/2s, 2027	54,807	58,164
Ser. 1915, Class C, 7 1/2s, 2026	126,218	133,949
Ser. 1923, Class D, 7 1/2s, 2026	148,303	157,387
Ser. 1904, Class D, 7 1/2s, 2026	163,035	173,021
Ser. 1905, Class H, 7 1/2s, 2026	142,122	150,826
Ser. 1890, Class H, 7 1/2s, 2026	135,634	143,941
Ser. 1895, Class C, 7 1/2s, 2026	68,802	73,016
Ser. 2256, Class UA, 7s, 2030	50,901	53,382
Ser. 2208, Class PG, 7s, 2030	463,931	486,547
Ser. 2211, Class PG, 7s, 2030	264,793	277,702
Ser. 2198, Class PH, 7s, 2029	391,974	411,082
Ser. 2054, Class H, 7s, 2028	996,686	1,045,274
Ser. 2031, Class PG, 7s, 2028	107,238	112,466
Ser. 2020, Class E, 7s, 2028	541,527	567,926

COLLATERALIZED MORTGAGE OBLIGATIONS (29.1%)* continued

	Principal amount	Value

Freddie Mac continued
Ser. 1998, Class PL, 7s, 2027	$238,156	$249,766
Ser. 1999, Class PG, 7s, 2027	383,088	401,763
Ser. 2004, Class BA, 7s, 2027	229,761	240,962
Ser. 2005, Class C, 7s, 2027	177,057	185,689
Ser. 2005, Class CE, 7s, 2027	197,686	207,324
Ser. 2006, Class H, 7s, 2027	564,160	591,663
Ser. 2006, Class T, 7s, 2027	360,709	378,293
Ser. 1987, Class AP, 7s, 2027	114,673	120,263
Ser. 1987, Class PT, 7s, 2027	193,043	202,454
Ser. 1978, Class PG, 7s, 2027	334,464	350,769
Ser. 1973, Class PJ, 7s, 2027	399,204	418,665
Ser. 1725, Class D, 7s, 2024	78,583	82,414
Ser. 2008, Class G, 7s, 2023	28,435	29,821
Ser. 1750, Class C, 7s, 2023	174,967	183,497
Ser. 1530, Class I, 7s, 2023	184,152	193,129
IFB Ser. 3031, Class BS, 6.437s, 2035	1,106,118	1,049,138
Ser. 2600, Class CI, IO, 5 1/2s, 2029	205,347	49,283
Ser. 3081, Class DC, 5s, 2035	511,000	520,278
IFB Ser. 2594, Class SE, IO, 2.935s, 2030	1,719,463	97,257
IFB Ser. 2828, Class TI, IO, 2.935s, 2030	795,863	58,446
IFB Ser. 3033, Class SF, IO, 2.685s, 2035	1,187,810	66,814
IFB Ser. 3065, Class DI, IO, 2.68s, 2035	573,000	43,302
IFB Ser. 3045, Class DI, IO, 2.615s, 2035	15,089,121	796,688
IFB Ser. 2981, Class AS, IO, 2.605s, 2035	2,334,453	120,458
IFB Ser. 2981, Class BS, IO, 2.605s, 2035	1,228,131	63,740
IFB Ser. 2981, Class CS, IO, 2.605s, 2035	1,578,545	82,400
IFB Ser. 3034, Class SE, IO, 2.585s, 2035	1,041,682	58,959
IFB Ser. 3031, Class BI, IO, 2.575s, 2035	763,127	54,467
IFB Ser. 3012, Class UI, IO, 2.305s, 2035	1,501,298	80,642
IFB Ser. 3016, Class SP, IO, 1.995s, 2035	767,826	31,327
IFB Ser. 2937, Class SY, IO, 1.985s, 2035	831,661	30,647
IFB Ser. 3012, Class IG, IO, 1.965s, 2035	5,488,059	248,456
IFB Ser. 2957, Class SW, IO, 1.885s, 2035	4,746,859	183,199
Ser. 3045, Class DO, PO, zero %, 2035	1,153,887	878,015
Ser. 231, PO, zero %, 2035	7,143,577	5,265,435
Ser. 228, PO, zero %, 2035	2,486,127	1,915,955
Ser. 227, PO, zero %, 2034	11,845,499	8,470,405
FRB Ser. 3024, Class CW, zero %, 2035	164,630	165,559
FRB Ser. 3022, Class TC, zero %, 2035	187,379	217,682
FRB Ser. 2986, Class XT, zero %, 2035	105,293	116,842
FRB Ser. 2958, Class FL, zero %, 2035	513,523	488,674
FRB Ser. 3046, Class WF, zero %, 2035	261,559	258,321
FRB Ser. 3054, Class XF, zero %, 2034	110,625	113,875
FRB Ser. 3046, Class UF, zero %, 2033	455,248	457,386
FRN Ser. 3030, Class CF, zero %, 2035	408,496	450,175
Government National Mortgage Association
IFB Ser. 05-84, Class SL, 7.6s, 2035	1,970,000	1,828,406
IFB Ser. 05-84, Class SB, 6.775s, 2035	399,000	373,564
IFB Ser. 05-68, Class SP, 6.643s, 2035	6,249,000	5,700,927

COLLATERALIZED MORTGAGE OBLIGATIONS (29.1%)* continued

		Principal amount	Value

Government National Mortgage Association continued
IFB Ser. 05-68, Class DP, 6.458s, 2035		$2,985,762	$2,871,135
IFB Ser. 05-7, Class NP, 5.4s, 2033		316,767	301,235
IFB Ser. 05-84, Class AS, IO, 2.71s, 2035		2,664,000	152,348
IFB Ser. 05-65, Class SI, IO, 2.191s, 2035		7,785,916	366,127
IFB Ser. 05-68, Class SI, IO, 2.141s, 2035		12,967,605	696,200
IFB Ser. 05-51, Class SJ, IO, 2.041s, 2035		3,912,978	204,257
IFB Ser. 05-68, Class S, IO, 2.041s, 2035		7,768,245	371,900
IFB Ser. 05-60, Class SJ, IO, 1.621s, 2034		6,248,719	222,451

Total collateralized mortgage obligations (cost $175,380,325)			$171,567,987

PURCHASED OPTIONS OUTSTANDING (--%)*

	Expiration date/
	strike price	Contract amount	Value

Option on an interest rate swap with
Citibank for the right to pay a fixed rate of
4.885% versus the three month LIBOR
maturing on January 11, 2016.	Jan 06 / $4.89	$11,687,000	$199,614
Option on an interest rate swap with
Citibank for the right to receive a fixed rate of
4.885% versus the three month LIBOR
maturing on January 11, 2016.	Jan 06 / $4.89	$11,687,000	42,658

Total purchased options outstanding (cost $310,874)			$242,272

SHORT-TERM INVESTMENTS (5.3%)*

		Principal amount	Value

Interest in $393,000,000 joint tri-party repurchase
agreement dated November 30, 2005 with UBS
Securities LLC due December 1, 2005 with respect
to various U.S. Government obligations -- maturity
value of $30,942,463 for an effective yield of 4.03%
(collateralized by Fannie Mae, and Freddie Mac
with yields ranging from 4.00% to 13.00% and due
dates ranging from December 4, 2006 to December 1,
2035, valued at $400,862,269.)		$30,939,000	$30,939,000
U.S. Treasury Bills for an effective rate of 3.34%,
December 1, 2005 #		609,000	609,000

Total short-term investments (cost $31,548,000)			$31,548,000

TOTAL INVESTMENTS

Total investments (cost $612,922,990)			$601,063,757

* Percentages indicated are based on net assets of $589,793,014.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2005.

At November 30, 2005, liquid assets totaling $158,243,103 have been designated as collateral for open forward commitments and open swap contracts.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at November 30, 2005.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at November 30, 2005.

FUTURES CONTRACTS OUTSTANDING at 11/30/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 5 yr (Short)	1871	$198,209,063	Mar-06	$ 969,997
U.S. Treasury Note 10 yr (Long)	1177	127,741,281	Mar-06	(572,078)
U.S. Treasury Note 2 yr (Short)	131	26,867,281	Mar-06	46,684
Euro 90 day (Long)	54	12,840,525	Jun-06	(91,478)
U.S. Treasury Bond (Short)	109	12,211,406	Mar-06	116,756
Euro 90 day (Long)	46	10,941,100	Sep-06	(70,323)
Euro 90 day (Long)	45	10,744,313	Dec-05	(81,150)
Euro 90 day (Long)	31	7,379,163	Mar-06	(54,578)

Total				$ 263,830

WRITTEN OPTIONS OUTSTANDING at 11/30/05 (premiums received $1,051,960)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 4.55%
versus the three month LIBOR maturing on July 5, 2017.		$13,600,000	Jul 07 / $4.55	$ 835,525
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 4.55% v
ersus the three month LIBOR maturing on July 5, 2017.		13,600,000	Jul 07 / $4.55	243,182

Total				$1,078,707

TBA SALE COMMITMENTS OUTSTANDING at 11/30/05 (proceeds receivable $43,798,976)

		Principal	Settlement
		amount	date	Value

FNMA, 6 1/2s, December 1, 2035		$11,600,000	12/13/05	$11,880,938
FNMA, 5 1/2s, December 1, 2035		32,500,000	12/13/05	31,997,264

Total				$43,878,202

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/05

	Notional	Termination	Unrealized
	amount	date	depreciation

Agreement with Lehman Brothers Finance, S.A. dated
September 20, 2005 to receive/(pay) semiannually the
notional amount multiplied by the return of the Lehman
Brothers US Hybrid ARM Index and pay semiannually the
notional amount multiplied by the six month
USD-LIBOR-BBA adjusted by a specified spread.	$155,204,000	4/1/06	$(927,701)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of America, N.A. dated
December 2, 2003 to pay semi-annually the
notional amount multiplied by 2.444% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	$10,538,000	12/5/05	$ (28,620)

Agreement with Bank of America, N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	1,861,000	12/16/05	(1,345)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003
to receive semi-annually the notional amount
multiplied by 2.23762% and pay quarterly the
notional amount multiplied by the three
month USD-LIBOR-BBA.	21,743,000	12/9/05	33,572

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
pay semi-annually the notional amount
multiplied by 4.64101% and receive quarterly the
notional amount multiplied by the three
month USD-LIBOR-BBA.	39,362,000	12/11/13	417,686

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 2.235% and receive quarterly the
notional amount multiplied by the three
month USD-LIBOR-BBA.	1,020,000	12/15/05	(1,375)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 4.710% and receive quarterly the
notional amount multiplied by the three
month USD-LIBOR-BBA.	4,268,000	12/15/13	24,794

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to pay
semi-annually the notional amount multiplied
by 4.579% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	$ 5,783,000	12/16/13	$ 86,989

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.009% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	13,848,000	1/23/06	10,043

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.008% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	13,848,000	1/23/06	10,092

Agreement with Bank of America, N.A. dated
August 9, 2005 to pay semi-annually the
notional amount multiplied by 4.892% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	45,000,000	8/11/15	(46,450)

Agreement with Bank of America, N.A. dated
October 19, 2005 to pay semi-annually the
notional amount multiplied by 4.943% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	24,000,000	10/21/15	172,057

Agreement with JPMorgan Chase Bank, N.A.
dated July 29, 2005 to pay semi-annually the
notional amount multiplied by 4.6757% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	1,847,000	8/2/15	(31,949)

Agreement with Lehman Brothers Special
Financing, Inc. dated June 27, 2005 to pay
semi-annually the notional amount multiplied
by 3.9334% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	35,800,000	6/29/07	125,015

Agreement with Lehman Brothers Special
Financing, Inc. dated June 27, 2005 to pay
semi-annually the notional amount multiplied
by 4.3059% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	6,600,000	6/29/15	287,418

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.408% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	$ 4,578,000	1/23/14	$ 131,108

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.419% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	4,578,000	1/23/14	130,611

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	4,692,000	1/26/14	145,008

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.999% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	14,191,000	1/26/06	11,570

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.379% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	2,403,000	1/26/14	73,583

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 2.007% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	7,438,000	1/26/06	5,709

Agreement with Lehman Brothers Special
Financing, Inc. dated February 2, 2005 to receive
semi-annually the notional amount multiplied
by 4.089% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	91,000,000	2/4/10	(1,856,468)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. dated October 6, 2005 to pay
semi-annually the notional amount multiplied
by 4.687% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.	$130,000,000	10/11/10	$ 1,227,182

Agreement with JPMorgan Chase Bank, N.A.
dated August 31, 2005 to receive semi-annually
the notional amount multiplied by 4.4505% and
pay quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA.	65,600,000	9/2/15	(2,903,612)

Agreement with JPMorgan Chase Bank, N.A.
dated October 19, 2005 to pay semi-annually
the notional amount multiplied by 4.916% and
receive quarterly the notional amount multiplied
by the three month LIBOR.	22,000,000	10/21/15	201,355

Agreement with Bank of America, N.A. dated
August 30, 2005 to receive semi-annually the
notional amount multiplied by 4.53125% and
pay quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.	26,940,000	9/1/15	(1,022,306)

Total			$(2,798,333)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/05

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $612,922,990)	$601,063,757

Cash	3,509,672

Interest and other receivables	3,981,086

Receivable for shares of the fund sold	638,825

Receivable for sales of delayed delivery securities (Note 1)	43,883,693

Receivable for securities sold	6,819,230

Unrealized appreciation on swap contracts (Note 1)	3,093,792

Total assets	662,990,055

LIABILITIES

Payable for variation margin (Note 1)	5,797

Distributions payable to shareholders	117,973

Payable for purchases of delayed delivery securities (Note 1)	12,761,308

Payable for securities purchased	5,637,146

Payable for shares of the fund repurchased	1,558,827

Payable for compensation of Manager (Note 2)	734,204

Payable for investor servicing and custodian fees (Note 2)	228,004

Payable for Trustee compensation and expenses (Note 2)	70,085

Payable for administrative services (Note 2)	2,997

Payable for distribution fees (Note 2)	220,545

Written options outstanding, at value (premiums received $1,051,960) (Note 1)	1,078,707

Unrealized depreciation on swap contracts (Note 1)	6,819,826

TBA sales commitments, at value (proceeds receivable $43,798,976) (Note 1)	43,878,202

Other accrued expenses	83,420

Total liabilities	73,197,041

Net assets	$589,793,014

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$602,958,155

Undistributed net investment income (Note 1)	2,322,690

Accumulated net realized loss on investments (Note 1)	(60,421)

Net unrealized depreciation of investments	(15,427,410)

Total -- Representing net assets applicable to capital shares outstanding	$589,793,014

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($299,066,282 divided by 59,599,017 shares)	$5.02

Offering price per class A share
(100/96.75 of $5.02)*	$5.19

Net asset value and offering price per class B share
($113,794,216 divided by 22,617,139 shares)**	$5.03

Net asset value and offering price per class C share
($13,245,893 divided by 2,639,639 shares)**	$5.02

Net asset value and redemption price per class M share
($6,481,336 divided by 1,285,975 shares)	$5.04

Offering price per class M share
(100/98.00 of $5.04)*	$5.14

Net asset value, offering price and redemption price per class R share
($164,171 divided by 32,713 shares)	$5.02

Net asset value, offering price and redemption price per class Y share
($157,041,116 divided by 31,347,042 shares)	$5.01

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/05

INTEREST INCOME	$22,868,228

EXPENSES

Compensation of Manager (Note 2)	3,245,309

Investor servicing fees (Note 2)	1,461,048

Custodian fees (Note 2)	254,147

Trustee compensation and expenses (Note 2)	35,371

Administrative services (Note 2)	30,721

Distribution fees -- Class A (Note 2)	798,163

Distribution fees -- Class B (Note 2)	1,240,191

Distribution fees -- Class C (Note 2)	146,255

Distribution fees -- Class M (Note 2)	28,757

Distribution fees -- Class R (Note 2)	543

Other	148,201

Non-recurring costs (Notes 2 and 5)	8,939

Costs assumed by Manager (Notes 2 and 5)	(8,939)

Fees waived and reimbursed by Manager (Note 2)	(74,566)

Total expenses	7,314,140

Expense reduction (Note 2)	(321,415)

Net expenses	6,992,725

Net investment income	15,875,503

Net realized loss on investments (Notes 1 and 3)	(2,128,884)

Net realized loss on swap contracts (Note 1)	(185,066)

Net realized gain on futures contracts (Note 1)	3,282,259

Net realized gain on written options (Notes 1 and 3)	28,106

Net unrealized depreciation of investments, futures
contracts, swap contracts, written options, and TBA sale
commitments during the year	(14,872,793)

Net loss on investments	(13,876,378)

Net increase in net assets resulting from operations	$ 1,999,125

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	11/30/05	11/30/04

Operations:
Net investment income	$ 15,875,503	$ 13,413,882

Net realized gain on investments and
foreign currency transactions	996,415	5,025,750

Net unrealized depreciation of investments	(14,872,793)	(2,845,141)

Net increase in net assets resulting from operations	1,999,125	15,594,491

Distributions to shareholders: (Note 1)

From net investment income

Class A	(7,444,597)	(5,996,426)

Class B	(2,458,044)	(2,253,619)

Class C	(231,586)	(180,753)

Class M	(154,853)	(151,327)

Class R	(2,380)	(354)

Class Y	(4,192,771)	(3,145,923)

From net realized short-term gain on investments

Class A	(2,798,804)	(1,228,110)

Class B	(1,479,054)	(804,888)

Class C	(133,600)	(76,640)

Class M	(68,468)	(37,371)

Class R	(602)	(3)

Class Y	(1,375,915)	(498,806)

From net realized long-term gain on investments

Class A	--	(2,046,848)

Class B	--	(1,341,480)

Class C	--	(127,732)

Class M	--	(62,286)

Class R	--	(5)

Class Y	--	(831,342)

Redemption fees (Note 1)	2,947	2,627

Decrease from capital share transactions (Note 4)	(102,490,659)	(229,596,455)

Total decrease in net assets	(120,829,261)	(232,783,250)

NET ASSETS

Beginning of year	710,622,275	943,405,525

End of year (including undistributed net investment income
of $2,322,690 and $1,972,740, respectively)	$ 589,793,014	$ 710,622,275

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A
PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$5.16	$5.18	$5.17	$5.10	$4.90

Investment operations:
Net investment income	.13(c)	.10(c)	.06	.17	.26(g)

Net realized and unrealized
gain (loss) on investments	(.11)	--(d)	.04	.12	.19

Total from
investment operations	.02	.10	.10	.29	.45

Less distributions:
From net investment income	(.12)	(.08)	(.06)	(.20)	(.25)

From net realized
gain on investments	(.04)	(.04)	(.03)	(.02)	--

Total distributions	(.16)	(.12)	(.09)	(.22)	(.25)

Redemption fees	--(d)	--(d)	--	--	--

Net asset value,
end of period	$5.02	$5.16	$5.18	$5.17	$5.10

Total return at
net asset value (%)(a)	.45	2.00	2.00	5.85	9.29

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$299,066	$340,044	$439,463	$588,232	$327,332

Ratio of expenses to
average net assets (%)(b)	1.04(c)	1.01(c)	.98	.97	.96

Ratio of net investment income
to average net assets (%)	2.54(c)	1.82(c)	1.26	3.18	5.15

Portfolio turnover (%)	388.61(e)	262.64	509.05(f )	538.64(f )	224.31(f )

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of 0.01% and 0.10%, respectively, of average net assets for class A shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B
PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$5.17	$5.19	$5.18	$5.11	$4.91

Investment operations:
Net investment income	.10(c)	.06(c)	.03	.14	.23(g)

Net realized and unrealized
gain (loss) on investments	(.11)	.01	.04	.12	.19

Total from
investment operations	(.01)	.07	.07	.26	.42

Less distributions:
From net investment income	(.09)	(.05)	(.03)	(.17)	(.22)

From net realized
gain on investments	(.04)	(.04)	(.03)	(.02)	--

Total distributions	(.13)	(.09)	(.06)	(.19)	(.22)

Redemption fees	--(d)	--(d)	--	--	--

Net asset value,
end of period	$5.03	$5.17	$5.19	$5.18	$5.11

Total return at
net asset value (%)(a)	(.16)	1.38	1.38	5.21	8.61

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$113,794	$180,802	$290,981	$410,169	$194,202

Ratio of expenses to
average net assets (%)(b)	1.64(c)	1.61(c)	1.58	1.57	1.56

Ratio of net investment income
to average net assets (%)	1.91(c)	1.21(c)	.65	2.47	4.49

Portfolio turnover (%)	388.61(e)	262.64	509.05(f )	538.64(f )	224.31(f )

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of 0.01% and 0.10%, respectively, of average net assets for class B shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C
PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$5.16	$5.18	$5.17	$5.10	$4.90

Investment operations:
Net investment income	.10(c)	.06(c)	.02	.13	.21(g)

Net realized and unrealized
gain (loss) on investments	(.12)	--(d)	.04	.12	.20

Total from
investment operations	(.02)	.06	.06	.25	.41

Less distributions:
From net investment income	(.08)	(.04)	(.02)	(.16)	(.21)

From net realized
gain on investments	(.04)	(.04)	(.03)	(.02)	--

Total distributions	(.12)	(.08)	(.05)	(.18)	(.21)

Redemption fees	--(d)	--(d)	--	--	--

Net asset value,
end of period	$5.02	$5.16	$5.18	$5.17	$5.10

Total return at
net asset value (%)(a)	(.31)	1.24	1.23	5.06	8.46

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$13,246	$16,629	$28,346	$38,613	$18,335

Ratio of expenses to
average net assets (%)(b)	1.79(c)	1.76(c)	1.73	1.72	1.71

Ratio of net investment income
to average net assets (%)	1.79(c)	1.06(c)	.49	2.38	4.23

Portfolio turnover (%)	388.61(e)	262.64	509.05(f )	538.64(f )	224.31(f )

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of 0.01% and 0.10%, respectively, of average net assets for class C shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M
PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$5.18	$5.20	$5.18	$5.11	$4.92

Investment operations:
Net investment income	.13(c)	.09(c)	.05	.16	.25(g)

Net realized and unrealized
gain (loss) on investments	(.12)	.01	.06	.12	.18

Total from
investment operations	.01	.10	.11	.28	.43

Less distributions:
From net investment income	(.11)	(.08)	(.06)	(.19)	(.24)

From net realized
gain on investments	(.04)	(.04)	(.03)	(.02)	--

Total distributions	(.15)	(.12)	(.09)	(.21)	(.24)

Redemption fees	--(d)	--(d)	--	--	--

Net asset value,
end of period	$5.04	$5.18	$5.20	$5.18	$5.11

Total return at
net asset value (%)(a)	.28	1.85	2.04	5.68	8.88

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$6,481	$8,399	$12,376	$21,874	$15,244

Ratio of expenses to
average net assets (%)(b)	1.19(c)	1.16(c)	1.13	1.12	1.11

Ratio of net investment income
to average net assets (%)	2.38(c)	1.66(c)	1.12	3.07	4.95

Portfolio turnover (%)	388.61(e)	262.64	509.05(f )	538.64(f )	224.31(f )

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of 0.01% and 0.10%, respectively, of average net assets for class M shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R
PER-SHARE OPERATING PERFORMANCE

	Year ended	Period
	11/30/05	12/1/03†-11/30/04

Net asset value,
beginning of period	$5.16	$5.18

Investment operations:
Net investment income	.12(c)	.08(c)

Net realized and unrealized
gain (loss) on investments	(.11)	.01

Total from
investment operations	.01	.09

Less distributions:
From net investment income	(.11)	(.07)

From net realized
gain on investments	(.04)	(.04)

Total distributions	(.15)	(.11)

Redemption fees	--(d)	--(d)

Net asset value,
end of period	$5.02	$5.16

Total return at
net asset value (%)(a)	.20	1.78

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$164	$72

Ratio of expenses to
average net assets (%)(b)	1.29(c)	1.26(c)

Ratio of net investment income
to average net assets (%)	2.39(c)	1.63(c)

Portfolio turnover (%)	388.61(e)	262.64

† Commencement of operations.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of 0.01% and 0.10%, respectively, of average net assets for class R shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y
PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$5.15	$5.17	$5.16	$5.09	$4.90

Investment operations:
Net investment income	.15(c)	.11(c)	.07	.18	.27(g)

Net realized and unrealized
gain (loss) on investments	(.12)	.01	.05	.12	.18

Total from
investment operations	.03	.12	.12	.30	.45

Less distributions:
From net investment income	(.13)	(.10)	(.08)	(.21)	(.26)

From net realized
gain on investments	(.04)	(.04)	(.03)	(.02)	--

Total distributions	(.17)	(.14)	(.11)	(.23)	(.26)

Redemption fees	--(d)	--(d)	--	--	--

Net asset value,
end of period	$5.01	$5.15	$5.17	$5.16	$5.09

Total return at
net asset value (%)(a)	.68	2.28	2.27	6.13	9.35

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$157,041	$164,676	$172,240	$185,303	$171,498

Ratio of expenses to
average net assets (%)(b)	.79(c)	.76(c)	.73	.72	.71

Ratio of net investment income
to average net assets (%)	2.80(c)	2.07(c)	1.51	3.55	5.41

Portfolio turnover (%)	388.61(e)	262.64	509.05(f )	538.64(f )	224.31(f )

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of 0.01% and 0.10%, respectively, of average net assets for class Y shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/05

Note 1: Significant accounting policies

Putnam Limited Duration Government Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital, through investments primarily in U.S. government securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, dividends payable, realized and unrealized gains and losses on certain futures contracts, and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2005, the fund reclassified $1,041,322 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $1,041,322.

The tax basis components of distributable earnings and the federal tax cost as of year ended November 30, 2005 were as follows:

Unrealized appreciation	$ 556,481
Unrealized depreciation	(12,523,497)
--------------------------
Net unrealized depreciation	(11,967,016)
Undistributed ordinary income	1,436,475
Undistributed long term gain	310,798
Cost for federal income
tax purposes	$613,030,773

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) the annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the year ended November 30, 2005, Putnam Management waived $74,566 of its management fee from the fund. For the year ended November 30, 2005, Putnam Management has assumed $8,939 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended November 30, 2005, the fund incurred $1,714,967 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended November 30, 2005, the fund’s expenses were reduced by $321,415 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $332, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended November 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $22,031 and $210 from the sale of class A and class M shares, respectively, and received $198,813 and $2,612 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2005, Putnam Retail Management, acting as underwriter, received $3,637 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended November 30, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $2,026,261,147 and $1,857,309,720, respectively. Purchases and sales of U.S. government securities aggregated $4,726,514 and $179,934,555, respectively.

Written option transactions during the year ended November 30, 2005 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of year	--	$--

Options opened	51,640,000	2,002,676
Options expired	--	--
Options closed	(24,440,000)	(950,716)

Written options
outstanding at
end of year	27,200,000	$1,051,960

Note 4: Capital shares

At November 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 11/30/05:
Shares sold	12,207,478	$62,228,710

Shares issued
in connection
with reinvestment
of distributions	1,838,826	9,380,306

	14,046,304	71,609,016

Shares
repurchased	(20,315,158)	(103,528,790)

Net decrease	(6,268,854)	$(31,919,774)

Year ended 11/30/04:
Shares sold	15,553,592	$80,377,452

Shares issued
in connection
with reinvestment
of distributions	1,647,428	8,515,434

	17,201,020	88,892,886

Shares
repurchased	(36,136,818)	(186,767,835)

Net decrease	(18,935,798)	$(97,874,949)
CLASS B	Shares	Amount

Year ended 11/30/05:
Shares sold	2,749,289	$14,031,144

Shares issued
in connection
with reinvestment
of distributions	634,119	3,281,808

	3,383,408	17,312,952

Shares
repurchased	(15,708,093)	(80,248,106)

Net decrease	(12,324,685)	$(62,935,154)

Year ended 11/30/04:
Shares sold	6,182,510	$31,994,563

Shares issued
in connection
with reinvestment
of distributions	697,613	3,617,674

	6,880,123	35,612,237

Shares
repurchased	(27,966,127)	(144,882,038)

Net decrease	(21,086,004)	$(109,269,801)

CLASS C	Shares	Amount

Year ended 11/30/05:
Shares sold	1,088,427	$ 5,546,969

Shares issued
in connection with
reinvestment
of distributions	61,940	316,219

	1,150,367	5,863,188

Shares
repurchased	(1,731,145)	(8,832,846)

Net decrease	(580,778)	$(2,969,658)

Year ended 11/30/04:
Shares sold	1,270,041	$6,564,472

Shares issued
in connection
with reinvestment
of distributions	63,269	327,127

	1,333,310	6,891,599

Shares
repurchased	(3,581,250)	(18,538,634)

Net decrease	(2,247,940)	$(11,647,035)

CLASS M	Shares	Amount

Year ended 11/30/05:
Shares sold	224,680	$1,149,928

Shares issued
in connection
with reinvestment
of distributions	40,298	206,475

	264,978	1,356,403

Shares
repurchased	(599,481)	(3,070,888)

Net decrease	(334,503)	$(1,714,485)

Year ended 11/30/04:
Shares sold	549,737	$2,860,401

Shares issued
in connection
with reinvestment
of distributions	45,045	227,790

	594,782	3,088,191

Shares
repurchased	(1,353,201)	(7,025,424)

Net decrease	(758,419)	$(3,937,233)

CLASS R	Shares	Amount

Year ended 11/30/05:
Shares sold	26,173	$133,400

Shares issued
in connection
with reinvestment
of distributions	584	2,869

	26,757	136,269

Shares
repurchased	(7,910)	(40,457)

Net increase	18,847	$95,812

For the period December 1, 2003 (commencement
of operations to 11/30/04:
Shares sold	14,014	$ 71,093

Shares issued
in connection
with reinvestment
of distributions	70	359

	14,084	71,452

Shares
repurchased	(218)	(1,121)

Net increase	13,866	$70,331

CLASS Y	Shares	Amount

Year ended 11/30/05:
Shares sold	1,852,811	$9,437,403

Shares issued
in connection
with reinvestment
of distributions	1,093,896	5,568,686

	2,946,707	15,006,089

Shares
repurchased	(3,550,950)	(18,053,489)

Net decrease	(604,243)	$(3,047,400)

Year ended 11/30/04:
Shares sold	2,776,775	$14,518,764

Shares issued
in connection
with reinvestment
of distributions	902,881	4,476,071

	3,679,656	18,994,835

Shares
repurchased	(5,017,181)	(25,932,603)

Net decrease	(1,337,525)	$(6,937,768)

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $310,798 as long term capital gain, for its taxable year ended November 30, 2005.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989
Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP
Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Senior Vice President, Putnam Investments
Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004
Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court
Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.
Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation
Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Senior Vice President, Putnam Investments
Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993
Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005
Nancy T. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives
Reduced sales charges The maximum sales charge for class A shares has been reduced to
5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%).
The maximum sales charge for class M shares has been reduced to 3.25% for equity funds
(formerly 3.50%).*
Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to
$100,000. (Larger trades or accumulated amounts will be refused.)
Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure
Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests
Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam
Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund‡
Money Market Fund§
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund
State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds -- three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds -- ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.
The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Independent Registered
Public Accounting Firm
KPMG LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
Beth S. Mazor
Vice President
James P. Pappas
Vice President

Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Limited Duration Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN036 230197 1/06

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In December 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code to include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, to go into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees from using Putnam funds, letterhead or other resources in making political or campaign contributions and (ii) require pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2005	$ 30,538	$ --	$ 3,838	$ --
November 30, 2004	$ 30,177*	$ --	$ 3,800	$ 217

* Includes fees of $ 1,077 by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended November 30, 2004. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended November 30, 2005 and November 30, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $3,838 and $4,017 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Compliance Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2005	$ --	$ --	$ --	$ --
November 30, 2004	$ --	$ --	$ --	$ --

Item 5. Audit Committee

Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment
Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated
Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

 Not applicable

Item 12. Exhibits:

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 27, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 27, 2006